Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (this “Agreement”) is made as of January 17, 2022 by and between Alset EHome International Inc., a Delaware Corporation, or its designated subsidiary (collectively, the “Buyer”), and Heng Fai Ambrose Chan, an individual with an address listed on Section 4.1 hereto (the “Seller”).

RECITALS

WHEREAS, Seller and Buyer are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506(b) of Regulation D (“Regulation D”) as promulgated under the Securities Act;

WHEREAS, Seller is the beneficial owner of 293,428,200 ordinary shares of Alset International Limited, a limited liability company incorporated and domiciled in the Republic of Singapore (“Alset International Limited”);

WHEREAS, Seller wishes to sell 293,428,200 ordinary shares, no par value per share, of Alset International Limited (the “AI Shares”) to Buyer in exchange for 29,468,977 newly issued shares (the “AEI Shares”) of common stock, $0.001 par value per share, of Buyer (the “AEI Common Stock”), upon the terms and conditions set forth in this Agreement.

WHEREAS, Buyer wishes to purchase the AI Shares from Seller in exchange for the AEI Shares, upon the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Seller and Buyer hereby agree as follows:

1. SALE AND PURCHASE OF SHARES.

On the terms and subject to the conditions set forth in this Agreement, at the Closing Seller will sell, convey, transfer and assign to Buyer, free and clear of all liens, pledges, encumbrances, changes, restrictions or known claims of any kind, nature or description, and Buyer will purchase and accept from Seller, the AI Shares. In consideration therefor, Buyer will issue to Seller, and Seller will accept from Buyer, the AEI Shares, free and clear of all liens, pledges, encumbrances, changes, restrictions or known claims of any kind, nature or description.

2. REPRESENTATIONS AND WARRANTIES.

2.1 REPRESENTATIONS AND WARRANTIES BY SELLER. Seller represents and warrants to Buyer as follows as of the date hereof:

(a) Requisite Power and Authority. Seller has all necessary power and authority to execute and deliver this Agreement and the other agreements and instruments entered into or delivered by any of the parties hereto in connection with the transactions contemplated hereby and thereby (the “Transaction Documents”) and to carry out their provisions. All action on Seller’s part required for the execution and delivery of this Agreement and the other Transaction Documents has been taken. Upon its execution and delivery, this Agreement and the other Transaction Documents will be valid and binding obligations of Seller, enforceable in accordance with their respective terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors’ rights, and (b) as limited by general principles of equity that restrict the availability of equitable remedies.

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(b) No Violations. The execution and delivery of the Transaction Documents, and the consummation by Seller of the transactions contemplated thereby, does not result in a violation of any law, rule, regulation, order, judgment or decree (foreign or domestic and including federal and state securities laws and regulations) applicable to the Company or by which any material property or asset of Seller is bound or affected other than any of the foregoing which would not have a Material Adverse Effect.

(c) Good Title. The AI Shares are owned free and clear of any lien, encumbrance, adverse claim, restriction on sale, transfer or voting (other than restrictions imposed by applicable securities laws), preemptive right, option or other right to purchase, and upon the consummation of the sale of such AI Shares as contemplated hereby, Buyer will have good title to such AI Shares, free and clear of any lien, encumbrance, adverse claim, restriction on sale, transfer or voting (other than restrictions imposed by applicable securities laws), preemptive right, option or other right to purchase.

(d) Investment Representations.

(i)	Seller understands that the AEI Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) or any other applicable securities laws. Seller also understands that the AEI Shares are being offered pursuant to an exemption from the registration requirements of the Securities Act, under Section 4(2) and/or Regulation D of the Securities Act. Seller acknowledges that Buyer will rely on Seller’s representations, warranties and certifications set forth below for purposes of determining Seller’s suitability as an investor in the AEI Shares and for purposes of confirming the availability of the Section 4(2) and/or Regulation D exemption from the registration requirements of the Securities Act.

(ii)	Seller has received all the information it considers necessary or appropriate for deciding whether to acquire the AEI Shares. Seller understands the risks involved in an investment in the AEI Shares. Seller further represents that it, through its authorized representatives, has had an opportunity to ask questions and receive answers from Buyer regarding the terms and conditions of the offering of the AEI Shares and the business, properties, prospects, and financial condition of Alset EHome International Inc. and to obtain such additional information (to the extent Buyer possessed such information or could acquire it without unreasonable effort or expense) necessary to verify the accuracy of any information furnished to Seller or to which Seller had access. Seller further represents that it is an “accredited investor” within the meaning of Rule 501(a) of the Securities Act.

(iii)	Seller is acquiring the AEI Shares for its own account for investment only and not with a view towards their resale or “distribution” (within the meaning of the Securities Act) of any part of the AEI Shares.

(iv)	Seller understands that the AEI Shares may not be offered, sold or otherwise transferred except in compliance with the registration requirements of the Securities Act and any other applicable securities laws or pursuant to an exemption therefrom, and in each case in compliance with the conditions set forth in this Agreement. Seller acknowledges and is aware that the AEI Shares may not be sold pursuant to Rule 144 adopted under the Securities Act unless certain conditions are met and until Seller has held the AEI Shares for the applicable holding period under Rule 144.

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(v)	Seller acknowledges and agrees that each certificate representing the AEI Shares, or book entry made in lieu of certificates, shall bear a legend substantially in the following form:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE. THE SECURITIES MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS.”

(e) No Reliance. Seller has not relied on and is not relying on any representations, warranties or other assurances regarding Alset EHome International Inc. other than the representations and warranties expressly set forth in this Agreement.

2.2 REPRESENTATIONS AND WARRANTIES BY BUYER. Buyer represents and warrants to Seller, as of the date hereof, as follows:

(a) Organization and Good Standing. Buyer is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization, as the case may be.

(b) Requisite Power and Authority. Buyer has all necessary power and authority to execute and deliver this Agreement and the other Transaction Documents and to carry out their provisions. All action on Buyer’s part required for the execution and delivery of this Agreement and the other Transaction Documents has been taken. Upon its execution and delivery, this Agreement and the other Transaction Documents will be valid and binding obligations of Buyer, enforceable in accordance with their respective terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors’ rights, and (b) as limited by general principles of equity that restrict the availability of equitable remedies.

(c) Issuance of AEI Shares. The AEI Shares have been duly authorized and, upon issuance in accordance with the terms hereof, shall be validly issued and free from all taxes, liens and charges with respect to the issue thereof, and the AEI Shares shall be fully paid and non-assessable with the holder being entitled to all rights accorded to a holder of AEI Common Stock.

(d) No Reliance. Buyer has not relied on and is not relying on any representations, warranties or other assurances regarding Alset International Limited other than the representations and warranties expressly set forth in this Agreement.

2.3 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The representations and warranties shall survive the Closing for a period of 12 months and shall be fully enforceable at law or in equity against the parties and each party’s successors and assigns.

3. CLOSING.

3.1 Conditions to Seller’s Obligations. The obligations of Seller under this Agreement, (including, without limitation, the obligation to transfer the AI Shares) shall be subject to satisfaction of the following conditions, unless waived by Seller: (i) Buyer shall have performed in all material respects all agreements, and satisfied in all material respects all conditions on its part to be performed or satisfied hereunder, at or prior to the Closing; (ii) all of the representations an d warranties of Buyer herein shall have been true and correct in all respects when made, shall have continued to have been true and correct in all respects at all times subsequent thereto, and shall be true and correct in all material respects on and as of the Closing as though made on, as of, and with reference to such Closing; (iii) Buyer shall have executed and delivered to Seller all documents necessary to issue the AEI Shares to Seller, as contemplated by this Agreement; (iv) Buyer shall have obtained or made, as applicable, all consents, authorizations and approvals from, and all declarations, filings and registrations required to consummate the transactions contemplated by this Agreement, including all items required under the incorporation document and bylaws of Buyer; (v) Buyer shall have reviewed this Agreement and the transactions contemplated herein, including the issuance of the AEI Shares (the “Transaction”), with the Nasdaq Stock Exchange (“Nasdaq”) and received reasonable assurances that the Transaction does not violate Nasdaq’s listing rules; and (vi) the shareholders of Buyer shall have approved this Agreement and the Transaction as and to the extent required by applicable laws, the rules and regulations of Nasdaq and by the provisions of any governing instruments.

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(iv) Conditions to Buyer’s Obligations. The obligations of Buyer under this Agreement, (including, without limitation, the obligation to issue the AEI Shares as payment for the transfer by Seller of the AI Shares) shall be subject to satisfaction of the following conditions, unless waived by Buyer: (i) Seller shall have performed in all respects all agreements, and satisfied in all respects all conditions on his part to be performed or satisfied hereunder, at or prior to the Closing; (ii) all of the representations and warranties of Seller herein shall have been true and correct in all material respects when made, shall have continued to have been true and correct in all material respects at all times subsequent thereto, and shall be true and correct in all material respects on and as of the Closing as though made on, as of, and with reference to such Closing; (iii) Seller shall have executed and delivered to Buyer all documents necessary to transfer the AI Shares to Buyer, as contemplated by this Agreement; Seller shall have obtained or made, as applicable, all consents, authorizations and approvals from, and all declarations, filings and registrations required to consummate the transactions contemplated by this Agreement, Buyer shall have reviewed this Agreement and the Transaction with Nasdaq and received reasonable assurances that the Transaction does not violate Nasdaq’s listing rules; and (vi) the shareholders of Buyer shall have approved this Agreement and the Transaction, as and to the extent required by applicable laws, the rules and regulations of Nasdaq and by the provisions of any governing instruments.

3.2 Closing Documents. At the Closing

(a) Seller shall deliver to Buyer, in form and substance reasonably satisfactory to Buyer a duly executed copy of this Agreement, together with any other Transaction Documents (ii) certificates evidencing the AI Shares, together with stock powers duly for such certificates to allow such certificates to be registered in the name of Buyer, or evidence of such book-entry transfer of the AI Shares to Buyer.

(b) Buyer shall deliver to Seller, in form and substance reasonably satisfactory to Seller

(i) a duly executed copy of this Agreement, together with any other Transaction Documents (ii) certificates evidencing the AEI Shares, together with stock powers duly for such certificates to allow such certificates to be registered in the name of Seller, or evidence of such book-entry transfer of the AEI Shares to Seller; (ii) copies of resolutions adopted by the board of directors of Buyer and certified by the Secretary of Buyer authorizing the execution and delivery of, and performance of Buyer’s obligations under, this Agreement.

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4. MISCELLANEOUS.

4.1 ADDRESSES AND NOTICES. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via e-mail transmission prior to 5:00 P.M., New York City time, on a trading day, (b) the next trading day after the date of transmission, if such notice or communication is delivered via e-mail transmission on a day that is not a trading day or later than 5:00 P.M., New York City time, on any trading day, (c) the trading day following the date of mailing, if sent by U.S. nationally recognized overnight courier service with next day delivery specified, or (d) upon actual receipt by the party to whom such notice is required to be given. The address and e-mail address for such notices and communications shall be as follows:

If to Buyer to:	Alset EHome International Inc. 4800 Montgomery Lane, Suite 210 Bethesda, Maryland 20814 Attention: Michael Gershon Telephone: Email:

If to Seller to:	Heng Fai Ambrose Chan Address: 7 Temasek Boulevard #29-01B, Suntec Tower One Singapore 038987 Telephone: Email:

With copies to:	Sichenzia Ross Ference LLP 1185 Avenue of the Americas, 31st Floor New York, New York 10036 Attention: Darrin M. Ocasio Facsimile No.: Sichenzia Email:

Any such person may by notice given in accordance with this Section 4.1 to the other parties hereto designate another address or person for receipt by such person of notices hereunder.

4.2 TITLES AND CAPTIONS. TITLES AND CAPTIONS. All Article and Section titles or captions in this Agreement are for convenience only. They shall not be deemed part of this Agreement and do not in any way define, limit, extend or describe the scope or intent of any provisions hereof.

4.3 ASSIGNABILITY. This Agreement is not transferable or assignable by the undersigned.

4.4 PRONOUNS AND PLURALS. Whenever the context may require, any pronoun used herein shall include the corresponding masculine, feminine or neuter forms. The singular form of nouns, pronouns and verbs shall include the plural and vice versa.

4.5 FURTHER ACTION. The parties shall execute and deliver all documents, provide all information and take or forbear from taking all such action as may be necessary or appropriate to achieve the purposes of this Agreement. Each party shall bear its own expenses in connection therewith.

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4.6 APPLICABLE LAW. This Agreement shall be construed in accordance with and governed by the laws of the State of New York without regard to its conflict of law rules.

4.7 BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, administrators, successors, legal representatives, personal representatives, permitted transferees and permitted assigns. If the undersigned is more than one person, the obligation of the undersigned shall be joint and several and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and such person’s heirs, executors, administrators and successors.

4.8 INTEGRATION. This Agreement constitutes the entire agreement among the parties pertaining to the subject matter hereof and supersedes and replaces all prior and contemporaneous agreements and understandings, whether written or oral, pertaining thereto, including without limitation, the Prior Agreement. No covenant, representation or condition not expressed in this Agreement shall affect or be deemed to interpret, change or restrict the express provisions hereof.

4.9 AMENDMENT. Neither this Agreement nor any term or provision hereof may be amended, modified, waived or supplemented orally, but only by a written consent executed by the parties hereto.

4.10 CREDITORS. None of the provisions of this Agreement shall be for the benefit of or enforceable by creditors of any party

4.11 WAIVER. No failure by any party to insist upon the strict performance of any covenant, agreement, term or condition of this Agreement or to exercise any right or remedy available upon a breach thereof shall constitute a waiver of any such breach or of such or any other covenant, agreement, term or condition.

4.12 RIGHTS AND REMEDIES. The rights and remedies of each of the parties hereunder shall be mutually exclusive, and the implementation of one or more of the provisions of this Agreement shall not preclude the implementation of any other provision.

4.13 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

SIGNATURES ON THE FOLLOWING PAGES

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IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their respective representatives hereunto authorized as of the day and year first above written.

By Seller:

By:	/s/ Heng Fai Ambrose Chan
Name:	Heng Fai Ambrose Chan

By Buyer:

ALSET EHOME INTERNATIONAL INC.

By:	/s/ Ang Hay Kim
Name:	Ang Hay Kim
Title:	Director

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